Exhibit 10.29

*	Represents confidential information for which Ariba, Inc. is seeking confidential treatment with the Securities and Exchange Commission

ARIBA, INC.

807 11th Avenue

Sunnyvale, CA 94089

April 10, 2002

Mr. Kevin Costello

[*]

Dear Kevin:

Ariba, Inc. (the “Company”) is pleased to offer you employment on the following terms:

1.  Position and Start Date.    Your initial title will be Executive Vice President. You will report to the Company’s Chief Executive Officer as long as you are employed by the Company. Your employment with the Company will start promptly after you have satisfied all applicable obligations imposed by your former employer as a condition to starting employment, including (without limitation) all notice requirements.

2.  Representations and Covenants.    By signing this letter agreement, you (a) confirm that you do not improperly have in your possession or under your control any information or property belonging to any current or former employers and (b) agree to comply with any rules or guidelines adopted by the Company in order to ensure compliance with any contractual commitments or other legal obligations to current or former employers. If you are individually named as a defendant in a lawsuit that includes one or more claims directly related to your joining the Company or directly arising out of your activities for the Company that are within the scope of your employment (each, a “Claim”), then the Company agrees to pay the reasonable attorneys’ fees and out-of-pocket expenses that you incur solely in defending the portion or portions of such lawsuit that directly relate to a Claim, provided that (a) you notify the Company’s Chief Executive Officer in writing within a prompt reasonable time after receiving notice of any threatened or actual institution of any Claim, (b) you in good faith allow the Company to participate in the investigation, preparation, defense and settlement of any Claim and to participate in the selection of legal counsel to represent you in any Claim, (c) you fully cooperate with the Company regarding its participation in the investigation, preparation, defense and settlement of any Claim, (d) the Company shall have no obligation to pay any of your attorneys’ fees that are incurred after you voluntarily terminate your employment with the Company and (e) the Company’s obligation to pay any of your attorneys’ fees that are incurred after the Company terminates your employment for Cause (as defined in Paragraph 24) shall be limited to $250,000 (in addition to any such attorneys’ fees that shall have been incurred prior to such termination). You represent and warrant that as of the date that you sign this letter agreement, you have not, personally or through your agent, received any notice of any threatened or actual institution of any Claim. The Company will not pay any damages, settlement amounts

Mr. Kevin Costello

April 10, 2002

or any other sums or relief for which you are held personally liable. The Company’s obligation under this Paragraph 2 will not apply to any claim or lawsuit brought by the Company against you.

3.  Salary.    The Company will pay you a starting salary at the rate of $450,000 per year, payable in accordance with the Company’s standard payroll schedule. This salary will not be reduced.

4.  Bonus.    You will be eligible to be considered for an incentive bonus for each fiscal year of the Company. The bonus (if any) will be awarded based on objective or subjective criteria established by the Company’s Chief Executive Officer and approved by the Compensation Committee of the Company’s Board of Directors (the “Committee”). Your target bonus will be equal to $150,000 per year. The bonus for a fiscal year will be paid after the Company’s books for that year have been closed and will be paid only if the Company employs you at the time of payment. The determinations of the Committee with respect to your bonus will be final and binding.

5.  Employee Benefits.    As a regular employee of the Company, you will be eligible to participate in a number of Company-sponsored benefits. These benefits are described in the employee benefit summary that I have enclosed with this letter agreement. In addition, you will be entitled to paid vacation in accordance with the Company’s vacation policy, as in effect from time to time.

6.  Restricted Stock.    Subject to the approval of the Committee, you will be granted 125,000 restricted shares of the Company’s Common Stock (the “Restricted Shares”). You will not be required to pay for the Restricted Shares. Except as described below, the Restricted Shares will be subject to the terms and conditions applicable to restricted shares granted under the Company’s 1999 Equity Incentive Plan (the “Plan”), as described in the Plan and the applicable Restricted Stock Agreement. Except as described below, the Restricted Shares will be forfeited and will revert to the Company (without any payment to you) in the event that your service terminates for any reason before the Restricted Shares vest. Any remaining unvested Restricted Shares will vest in full on the date when you complete five years of continuous service with the Company. Prior to that date, the Restricted Shares will vest as follows:

(a)  50% of the Restricted Shares will vest on the date when one or more milestones established by the Company’s Chief Executive Officer and approved by the Committee are attained; and

(b)  100% of the Restricted Shares will vest on the date when the Company achieves not less than $5,000,000 of incremental quarterly revenue directly from your business unit (whether or not the milestones described in Subparagraph (a) above have been attained).

Mr. Kevin Costello

April 10, 2002

In the event that the Company is subject to a Change in Control (as defined in the Plan), the Restricted Shares will vest on an accelerated basis, as described in the applicable Restricted Stock Agreement. In addition, all of the Restricted Shares will vest if the Company terminates your employment for any reason other than Cause (as defined in Paragraph 24 below) or if you resign from the Company within 12 months after:

(a)  The Company over your written objection has required that you report to anyone other than its Chief Executive Officer;

(b)  The Company has reduced your base salary below $450,000 per year; or

(c)  The Company over your written objection has required that you relocate your principal place of employment more than 50 miles from the location in Atlanta where you commenced your employment with the Company.

7.  Stock Option.    Subject to the approval of the Committee, you will be granted an option to purchase 1,500,000 shares of the Company’s Common Stock (the “Option”). The exercise price per share will be equal to the fair market value per share on the date the Option is granted or on your first day of employment, whichever is later. The Option will be subject to the terms and conditions applicable to options granted under the Plan, as described in the Plan and the applicable Stock Option Agreement. The Option will become exercisable for 25% of the option shares after 12 months of continuous service with the Company, and the balance will become exercisable in equal monthly installments over the next 36 months of continuous service. For purposes of the preceding sentence only, your service with the Company will be deemed to commence on the date when you sign this letter agreement. In the event that the Company is subject to a Change in Control (as defined in the Plan), the Option will become exercisable on an accelerated basis, as described in the applicable Stock Option Agreement.

8.  Severance Pay.    The Company will continue to pay your cash compensation for a period of 12 months following the termination of your employment (the “Continuation Period”) if the Company terminates your employment for any reason other than Cause or Permanent Disability (as defined in Paragraph 24 below) or if you resign from the Company within 12 months after:

(a)  The Company over your written objection has required that you report to anyone other than its Chief Executive Officer;

(b)  The Company has reduced your base salary below $450,000 per year; or

(c)  The Company over your written objection has required that you relocate your principal place of employment more than 50 miles from the location in Atlanta where you commenced your employment with the Company.

Mr. Kevin Costello

April 10, 2002

For this purpose, your “cash compensation” will be deemed to be the sum of:

(a)  Your base salary at the rate in effect at the time of the termination of your employment; plus

(b)  The lesser of (i) the sum of your actual bonuses for the last four completed fiscal quarters preceding the termination of your employment or (ii) your target bonuses for those four completed fiscal quarters.

Your cash compensation will be paid in accordance with the Company’s standard payroll procedures. However, this Paragraph 8 will not apply unless you (a) sign a general release of claims (in a form prescribed by the Company) of all known and unknown claims that you may then have against the Company or persons affiliated with the Company and (b) have returned all Company property. In addition, all payments under this Paragraph 8 will be discontinued immediately if you fail to comply with Paragraph 15, 16, 17 or 18 below.

9.  Loans.    When you sign this letter agreement and the applicable Promissory Note, a copy of which is attached to this letter as Exhibit A1, the Company will make an unsecured loan to you in the amount of $400,000 (the “First Loan”). As soon as reasonably practicable (but in no event later than 30 days) after you start providing substantial services as an employee of the Company and you sign the applicable Promissory Note, a copy of which is attached to this letter as Exhibit A2, the Company will make another unsecured loan to you in the amount of $600,000 (the “Second Loan” and, together with the First Loan, the “Loans”). The Loans will bear interest at the lowest rate that will not cause interest to be imputed for tax purposes, as prescribed by the Internal Revenue Service for the month in which each Loan is made. Interest will be compounded annually. The principal amount of the Loans and accrued interest will be forgiven in full if the Company is subject to a “Change in Control,” as defined in the Plan. The principal amount of the Loans and accrued interest will also be forgiven in full if the Company terminates your employment for any reason other than Cause or if you resign from the Company within 12 months after:

(a)  The Company over your written objection has required that you report to anyone other than its Chief Executive Officer;

(b)  The Company has reduced your base salary below $450,000 per year; or

(c)  The Company over your written objection has required that you relocate your principal place of employment more than 50 miles from the location in Atlanta where you commenced your employment with the Company.

In addition, one-third of the principal amount of each Loan and all accrued interest will be forgiven after 12 months of continuous service as a full-time employee of the Company, and the balance will be forgiven in equal monthly installments over the next 24 months of continuous

Mr. Kevin Costello

April 10, 2002

service as a full-time employee of the Company. The principal amount of the First Loan and accrued interest, if not forgiven, will be payable in full on July 30, 2002, if for any reason you have not become an employee of the Company on a full-time basis on or before that date, unless the Company has revoked this offer on or before that date. The principal amount of both Loans and accrued interest, if not forgiven, will immediately be payable in full if your employment with the Company terminates. The remaining terms and conditions of the Loans are described in the applicable Promissory Notes, copies of which are attached to this letter as Exhibit A1 and Exhibit A2.

You will be solely responsible for the income taxes attributable to the forgiveness of the Loans. As a condition of the forgiveness of any part of the Loans, you will be required to make arrangements satisfactory to the Company for the payment of the payroll and withholding taxes attributable to the loan forgiveness. If you fail to make such arrangements, the applicable part of the Loans will not be forgiven. In addition, you agree that the Company may withhold payroll and withholding taxes attributable to loan forgiveness from any other compensation payable to you.

In the event that you recover all or any part of your capital account from Arthur Andersen LLP or any related entity (collectively, “Andersen”), excluding payments or reimbursements for services rendered to Andersen in the current year, you will promptly (but in no event later than 30 days after receipt of such payment) pay that amount to the Company net of (a) any financial obligations that you incur by reason of your designation as a partner in Andersen and (b) applicable taxes, as reasonably estimated by you. The Company will apply any payment first to principal and interest under the Loans. Any additional payment will be for the Company’s account and will be treated as reimbursement for loan forgiveness. You agree to notify the Company promptly if you recover all or any part of your capital account from Andersen.

10.  Revocation of Offer.    If the Company revokes this offer after you have signed this letter agreement, then the principal amount of the First Loan and accrued interest will be forgiven in full. In addition, if the Company revokes this offer after you have signed this letter agreement but before you receive the Second Loan, then the Company within 15 days of such revocation will make a cash payment to you in the amount of $600,000 in lieu of the Second Loan and in lieu of any other payments or damages. If the Company revokes this offer after you have signed this letter agreement and after you have received the Second Loan, then the principal amount of the Second Loan and accrued interest will be forgiven in full. This Paragraph 10 will not apply unless you (a) sign a general release of claims (in a form prescribed by the Company) of all known and unknown claims that you may then have against the Company or persons affiliated with the Company and (b) have returned all Company property. You will be solely responsible for the income taxes attributable to the forgiveness of a Loan. As a condition of the forgiveness of any part of a Loan, you will be required to make arrangements satisfactory to the Company for the payment of the payroll and withholding taxes attributable to the loan forgiveness. If you fail to make such arrangements, such Loan will not be forgiven. In addition, you agree that the Company may withhold payroll and withholding taxes attributable to loan

Mr. Kevin Costello

April 10, 2002

forgiveness from any other compensation payable to you, including (without limitation) the cash payment in lieu of the Second Loan.

11.  Compliance with Commitments and Obligations.    Within two business days after accepting this employment offer, you will provide the Company with a copy or complete description of any post-resignation restrictions on business activities that you have to Andersen or any other third party. You agree to cooperate with the Company in any way reasonably requested by the Company to (a) ensure that you comply with any such restrictions and (b) assist the Company in any negotiation, discussion or other proceeding with any such third party.

12.  Employee Agreement; Insider Trading Policy.    You will be required, as a condition of your employment with the Company, to sign the Company’s standard Employee Agreement, a copy of which is enclosed. You also agree to comply in every respect with the Company’s Insider Trading Policy, a copy of which is enclosed.

13.  Employment Relationship.    Employment with the Company is for no specific period of time. Your employment with the Company will be “at will,” meaning that either you or the Company may terminate your employment at any time and for any reason, with or without cause. Any contrary representations that may have been made to you are superseded by this offer. This is the full and complete agreement between you and the Company on this term. Subject to the terms of this letter agreement, your job duties, title, compensation and benefits, as well as the Company’s personnel policies and procedures, may change from time to time, but the “at will” nature of your employment may only be changed in an express written agreement signed by you and the Chief Executive Officer of the Company.

14.  Outside Activities.    While you render services to the Company, you agree that you will not engage in any other employment, consulting or other business activity without the prior written consent of the Company. While you render services to the Company, you also will not assist any person or entity in competing with the Company, in preparing to compete with the Company or in hiring any employees or consultants of the Company.

15.  Non-Solicitation.    While you render services to the Company and during the Continuation Period (if any), you agree that you will not directly or indirectly, personally or through others, solicit or attempt to solicit the employment of any employee of the Company or any of the Company’s affiliates, whether on your own behalf or on behalf of any other person or entity. The term “employment” for purposes of this Paragraph 15 means to enter into an arrangement for services as a full-time or part-time employee, independent contractor, agent or otherwise. You and the Company agree that this provision is reasonably enforced as to any geographic area in which the Company conducts its business.

Mr. Kevin Costello

April 10, 2002

16.  Non-Competition.    While you render services to the Company and during the Continuation Period (if any), you agree that you will not:

(a)  Directly or indirectly, individually or in conjunction with others, engage in activities that compete with the Company or work for any entity that is part of the Company’s Market;

(b)  Solicit, serve, contract with or otherwise engage any existing or prospective customer, client or account of the Company on behalf of any entity that is part of the Company’s Market; or

(c)  Cause or attempt to cause any existing or prospective customer, client or account of the Company to divert from, terminate, limit or in any manner modify, or fail to enter into, any actual or potential business relationship with the Company.

You and the Company agree that this provision is reasonably enforced with reference to any geographic area in which the Company maintains any such relationship. For purposes of this Paragraph 16, the Company’s “Market” means (i) all companies, entities or business units that derive their revenue primarily from sales of e-procurement software or services or sales of software or services aiding companies in sourcing activities and (ii) the companies set forth on the list attached to this letter as Exhibit B. You and the Company agree that the Company’s Market is global in scope.

17.  Cooperation and Non-Disparagement.    You agree that, during the Continuation Period, you will cooperate with the Company in every reasonable respect and will use your best efforts to assist the Company with the transition of your duties to your successor. You further agree that, during the Continuation Period, you will not in any way or by any means disparage the Company, the members of the Company’s Board of Directors or the Company’s officers and employees.

18.  Disclosure.    You agree that, during the Continuation Period, you will inform any new employer or other person or entity with whom you enter into a business relationship, before accepting employment or entering into a business relationship, of the existence of Paragraphs 15, 16 and 17 above.

19.  Withholding Taxes.    All forms of compensation referred to in this letter agreement are subject to reduction to reflect applicable withholding and payroll taxes and other deductions required by law.

20.  Entire Agreement.    This letter agreement, including Exhibits A1, A2 and B, the Plan, and the Restricted Stock Agreement, Stock Option Agreement, Employee Agreement and Insider Trading Policy referred to above, which are incorporated herein by reference (collectively, the “Letter Agreement”), constitute the entire agreement between you and the Company concerning the subject matter of the Letter Agreement. The Letter Agreement supersedes any prior communications, agreements or understandings, whether oral or written, between you and the Company relating to the subject matter of the Letter Agreement. In the

Mr. Kevin Costello

April 10, 2002

event of any conflict between this letter agreement and the Employee Agreement, this letter agreement will govern.

21.  Severability.    If any provision of this letter agreement becomes or is deemed invalid, illegal or unenforceable in any applicable jurisdiction by reason of the scope, extent or duration of its coverage, then that provision will be deemed amended to the minimum extent necessary to conform to applicable law so as to be valid and enforceable or, if the provision cannot be so amended without materially altering the intention of the parties, then the provision will be stricken and the remainder of this letter agreement will continue in full force and effect. If any provision of this letter agreement is rendered illegal by any present or future statute, law, ordinance or regulation (collectively, the “Law”), then that provision will be curtailed or limited only to the minimum extent necessary to bring the provision into compliance with the Law. All the other terms and provisions of this letter agreement will continue in full force and effect without impairment or limitation.

22.  Arbitration.    You and the Company agree to waive any rights to a trial before a judge or jury and agree to arbitrate before a neutral arbitrator any and all claims or disputes arising out of this letter agreement and any and all claims arising from or relating to your employment with the Company, including (but not limited to) claims against any current or former employee, director or agent of the Company, claims of wrongful termination, retaliation, discrimination, harassment, breach of contract, breach of the covenant of good faith and fair dealing, defamation, invasion of privacy, fraud, misrepresentation, constructive discharge or failure to provide a leave of absence, or claims regarding commissions, stock options or bonuses, infliction of emotional distress or unfair business practices.

The arbitrator’s decision must be written and must include the findings of fact and law that support the decision. The arbitrator’s decision will be final and binding on both parties, except to the extent applicable law allows for judicial review of arbitration awards. The arbitrator may award any remedies that would otherwise be available to the parties if they were to bring the dispute in court. The arbitration will be conducted in accordance with the National Rules for the Resolution of Employment Disputes of the American Arbitration Association; provided, however that the arbitrator must allow the discovery authorized by the California Arbitration Act or the discovery that the arbitrator deems necessary for the parties to vindicate their respective claims or defenses. The arbitration will take place in Santa Clara County or, at your option, the county in which you primarily worked with the Company at the time when the arbitrable dispute or claim first arose.

You and the Company will share the costs of arbitration equally, except that the Company will bear the cost of the arbitrator’s fee and any other type of expense or cost that you would not be required to bear if you were to bring the dispute or claim in court. Both the Company and you will be responsible for their own attorneys’ fees, and the arbitrator may not award attorneys’ fees unless a statute or contract at issue specifically authorizes such an award.

Mr. Kevin Costello

April 10, 2002

This arbitration provision does not apply to (a) workers’ compensation or unemployment insurance claims or (b) claims concerning the validity, infringement or enforceability of any trade secret, patent right, copyright or any other trade secret or intellectual property held or sought by either you or the Company (whether or not arising under the Employee Agreement between you and the Company).

If an arbitrator or court of competent jurisdiction (the “Neutral”) determines that any provision of this arbitration provision is illegal or unenforceable, then the Neutral shall modify or replace the language of this arbitration provision with a valid and enforceable provision, but only to the minimum extent necessary to render this arbitration provision legal and enforceable.

23. Choice of Law. This letter agreement will be interpreted in accordance with the laws of the State of California (except their provisions regarding the choice of law).

24.  Definitions.    The following definitions will apply for all purposes under this letter agreement:

“Cause” means:

(a)  An unauthorized use or disclosure of the Company’s confidential information or trade secrets, which use or disclosure causes material harm to the Company;

(b)  A material breach of a material agreement between you and the Company, including (without limitation) the Letter Agreement;

(c)  A material failure to comply with the Company’s written policies or rules;

(d)  A conviction of, or plea of “guilty” or “no contest” to, a felony under the laws of the United States or any State, other than a conviction or plea arising out of your association with Andersen;

(e)  Gross negligence or willful misconduct; or

(f)  A continued unauthorized absence from work, whether voluntary or involuntary.

With respect to Subparagraphs (b), (c), (e) and (f) above, “Cause” will only be deemed to exist following written notice to you from the Company and your failure to cure within 30 days of receipt of the written notice.

Mr. Kevin Costello

April 10, 2002

“Permanent Disability” means that you are unable to perform the essential functions of your position, with or without reasonable accommodation, for a period of at least 120 consecutive days because of a physical or mental impairment.

*  *  *  *  *

We hope that you will accept our offer to join the Company. You may indicate your agreement with these terms and accept this offer by signing and dating both the enclosed duplicate original of this letter agreement and the enclosed Employee Agreement and returning them to me. This offer, if not accepted, will expire at the close of business on April 30, 2002. As required by law, your employment with the Company is contingent upon your providing legal proof of your identity and authorization to work in the United States. Your employment is also contingent upon your starting work with the Company not later than July 30, 2002, and your delivering all required notices of termination or withdrawal to your current employer not later than April 30, 2002.

If you have any questions, please call me.

Very truly yours, Ariba, Inc.

		By:	/s/ BOB CALDERONI
Chief Executive Officer
I have read and accept this employment offer:

/s/ KEVIN COSTELLO
Signature of Kevin Costello

Dated:	4/12/02

Enclosures

Mr. Kevin Costello

April 10, 2002

Exhibit A1

Form of Promissory Note

PROMISSORY NOTE

$400,000.00	April 12, 2002 Sunnyvale, California

FOR VALUE RECEIVED, the undersigned Borrower promises to pay to Ariba, Inc. (the “Company”) at its principal executive offices the principal sum of four hundred thousand dollars ($400,000), together with interest from the date of this Note on the unpaid principal balance, upon the terms and conditions specified below.

1.  Term.    The principal balance of this Note and all accrued and unpaid interest to date, if not forgiven, shall be due and payable in full on July 30, 2002, if for any reason the Borrower has not become an employee of the Company on a full-time basis on or before such date, unless the Company has revoked its employment offer on or before such date. The principal balance of this Note and all accrued and unpaid interest to date, if not forgiven as described below, shall also be due and payable in full at the close of business on the date when the Borrower’s employment with the Company terminates.

2.  Rate of Interest.    Interest shall accrue under this Note on any unpaid principal balance at the rate of 2.88% per annum, compounded annually.

3.  Prepayment.    Prepayment of principal and interest may be made at any time, without penalty.

4.  Events of Acceleration.    The entire unpaid principal sum and accrued interest under this Note shall become immediately due and payable upon:

(a)  The failure of the Borrower to pay when due the principal balance and accrued interest under this Note;

(b)  The filing of a petition by or against the Borrower under any provision of the Bankruptcy Reform Act (Title 11 of the United States Code), as amended or recodified from time to time, or under any other law relating to bankruptcy, insolvency, reorganization or other relief for debtors;

(c)  The appointment of a receiver, trustee, custodian or liquidator of or for any part of the assets or property of the Borrower;

(d)  The execution by the Borrower of a general assignment for the benefit of creditors;

(e)  The insolvency of the Borrower or the Borrower’s failure to pay his or her debts as they become due; or

(f)  Any attachment or like levy on any property of the Borrower.

5.  Forgiveness.    The principal amount of this Note and accrued interest shall be forgiven in full if:

(a)  The Company is subject to a “Change in Control,” as defined in the Ariba, Inc. 1999 Equity Incentive Plan;

(b)  The Company revokes the employment offer set forth in the letter agreement dated April 10, 2002 (the “Offer Letter”), after the Borrower has executed the Offer Letter, provided that the Borrower signs a general release of claims (in a form prescribed by the Company) of all known and unknown claims that he may then have against the Company or persons affiliated with the Company and has returned all Company property;

(c)  The Company terminates the Borrower’s employment for any reason other than Cause (as defined below); or

(d)  The Borrower resigns from the Company within 12 months after:

(i)  The Company over the Borrower’s written objection has required that the Borrower report to anyone other than the Company’s Chief Executive Officer;

(ii)  The Company has reduced the Borrower’s base salary below $450,000 per year; or

(iii)  The Company over the Borrower’s written objection has required that the Borrower relocate his principal place of employment more than 50 miles from the location in Atlanta where he commenced his employment with the Company.

In addition, one-third of the principal amount of this Note and all accrued interest shall be forgiven after the Borrower completes 12 months of continuous service as a full-time employee of the Company, and the balance shall be forgiven in equal monthly installments over the Borrower’s next 24 months of continuous service as a full-time employee of the Company.

The Borrower shall be solely responsible for the income taxes attributable to the forgiveness of this Note. As a condition of the forgiveness of any part of this Note, the Borrower shall make arrangements satisfactory to the Company for the payment of the payroll and withholding taxes attributable to the forgiveness of such part. If the Borrower fails to make such arrangements, the applicable part of this Note shall not be forgiven. In addition, the Borrower agrees that the Company may withhold payroll and withholding taxes attributable to loan forgiveness from any other compensation payable to him.

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“Cause” shall mean:

(a)  An unauthorized use or disclosure of the Company’s confidential information or trade secrets, which use or disclosure causes material harm to the Company;

(b)  A material breach of a material agreement between the Borrower and the Company, including (without limitation) the Offer Letter and the documents incorporated therein by reference;

(c)  A material failure to comply with the Company’s written policies or rules;

(d)  A conviction of, or plea of “guilty” or “no contest” to, a felony under the laws of the United States or any State, other than a conviction or plea arising out of the Borrower’s association with Arthur Andersen LLP or a related entity;

(e)  Gross negligence or willful misconduct; or

(f)  A continued unauthorized absence from work, whether voluntary or involuntary.

With respect to Subparagraphs (b), (c), (e) and (f) above, “Cause” shall only be deemed to exist following written notice to the Borrower from the Company and his failure to cure within 30 days of receipt of the written notice.

6.  Full Recourse.    This Note shall be unsecured. The Borrower shall be personally liable for the payment in full of any indebtedness owing under this Note. The Company shall have recourse to any and all assets of the Borrower to satisfy the Borrower’s obligations hereunder.

7.  Collection and Attorneys’ Fees.    If any action is instituted to collect this Note, the Borrower promises to pay all reasonable costs and expenses (including reasonable attorney’s fees) incurred by the Company in connection with such action.

8.  Waiver.    No previous waiver and no failure or delay by the Company or the Borrower in acting with respect to the terms of this Note shall constitute a waiver of any breach, default or failure of condition under this Note or the obligations evidenced thereby. A waiver of any term of this Note or of any of the obligations evidenced thereby must be made in writing and signed by a duly authorized officer of the Company and shall be limited to the express terms of such waiver. The Borrower hereby expressly waives presentment and demand for payment when any payments are due under this Note.

9.  Conflicting Agreements.    In the event of any inconsistencies between the terms of this Note and the terms of any other document related to the loan evidenced by this Note, the terms of this Note shall prevail.

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10.  Governing Law.    This Note shall be construed in accordance with the laws of the State of California (without regard to their choice-of-law provisions).

Kevin Costello	/s/ KEVIN COSTELLO
Name of Borrower	Signature of Borrower

Address:

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Mr. Kevin Costello

April 10, 2002

Exhibit A2

Form of Promissory Note

PROMISSORY NOTE

$600,000.00	May 21, 2002 Sunnyvale, California

FOR VALUE RECEIVED, the undersigned Borrower promises to pay to Ariba, Inc. (the “Company”) at its principal executive offices the principal sum of six hundred thousand dollars ($600,000), together with interest from the date of this Note on the unpaid principal balance, upon the terms and conditions specified below.

1.  Term.    The principal balance of this Note and all accrued and unpaid interest to date, if not forgiven as described below, shall be due and payable in full at the close of business on the date when the Borrower’s employment with the Company terminates.

2.  Rate of Interest.    Interest shall accrue under this Note on any unpaid principal balance at the rate of 3.21% per annum, compounded annually.

3.  Prepayment.    Prepayment of principal and interest may be made at any time, without penalty.

4.  Events of Acceleration.    The entire unpaid principal sum and accrued interest under this Note shall become immediately due and payable upon:

(a)  The failure of the Borrower to pay when due the principal balance and accrued interest under this Note;

(b)  The filing of a petition by or against the Borrower under any provision of the Bankruptcy Reform Act (Title 11 of the United States Code), as amended or recodified from time to time, or under any other law relating to bankruptcy, insolvency, reorganization or other relief for debtors;

(c)  The appointment of a receiver, trustee, custodian or liquidator of or for any part of the assets or property of the Borrower;

(d)  The execution by the Borrower of a general assignment for the benefit of creditors;

(e)  The insolvency of the Borrower or the Borrower’s failure to pay his or her debts as they become due; or

(f)  Any attachment or like levy on any property of the Borrower.

5.  Forgiveness.    The principal amount of this Note and accrued interest shall be forgiven in full if:

(a)  The Company is subject to a “Change in Control,” as defined in the Ariba, Inc. 1999 Equity Incentive Plan;

(b)  The Company revokes the employment offer set forth in the letter agreement dated April 10, 2002 (the “Offer Letter”), after the Borrower has executed the Offer Letter, provided that the Borrower signs a general release of claims (in a form prescribed by the Company) of all known and unknown claims that he may then have against the Company or persons affiliated with the Company and has returned all Company property;

(c)  The Company terminates the Borrower’s employment for any reason other than Cause (as defined below); or

(d)  The Borrower resigns from the Company within 12 months after:

(i)  The Company over the Borrower’s written objection has required that the Borrower report to anyone other than the Company’s Chief Executive Officer;

(ii)  The Company has reduced the Borrower’s base salary below $450,000 per year; or

(iii)  The Company over the Borrower’s written objection has required that the Borrower relocate his principal place of employment more than 50 miles from the location in Atlanta where he commenced his employment with the Company.

In addition, one-third of the principal amount of this Note and all accrued interest shall be forgiven after the Borrower completes 12 months of continuous service as a full-time employee of the Company, and the balance shall be forgiven in equal monthly installments over the Borrower’s next 24 months of continuous service as a full-time employee of the Company.

The Borrower shall be solely responsible for the income taxes attributable to the forgiveness of this Note. As a condition of the forgiveness of any part of this Note, the Borrower shall make arrangements satisfactory to the Company for the payment of the payroll and withholding taxes attributable to the forgiveness of such part. If the Borrower fails to make such arrangements, the applicable part of this Note shall not be forgiven. In addition, the Borrower agrees that the Company may withhold payroll and withholding taxes attributable to loan forgiveness from any other compensation payable to him.

“Cause” shall mean:

(a)  An unauthorized use or disclosure of the Company’s confidential information or trade secrets, which use or disclosure causes material harm to the Company;

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(b)  A material breach of a material agreement between the Borrower and the Company, including (without limitation) the Offer Letter and the documents incorporated therein by reference;

(c)  A material failure to comply with the Company’s written policies or rules;

(d)  A conviction of, or plea of “guilty” or “no contest” to, a felony under the laws of the United States or any State, other than a conviction or plea arising out of the Borrower’s association with Arthur Andersen LLP or a related entity;

(e)  Gross negligence or willful misconduct; or

(f)  A continued unauthorized absence from work, whether voluntary or involuntary.

With respect to Subparagraphs (b), (c), (e) and (f) above, “Cause” shall only be deemed to exist following written notice to the Borrower from the Company and his failure to cure within 30 days of receipt of the written notice.

6.  Full Recourse.    This Note shall be unsecured. The Borrower shall be personally liable for the payment in full of any indebtedness owing under this Note. The Company shall have recourse to any and all assets of the Borrower to satisfy the Borrower’s obligations hereunder.

7.  Collection and Attorneys’ Fees.    If any action is instituted to collect this Note, the Borrower promises to pay all reasonable costs and expenses (including reasonable attorney’s fees) incurred by the Company in connection with such action.

8.  Waiver.    No previous waiver and no failure or delay by the Company or the Borrower in acting with respect to the terms of this Note shall constitute a waiver of any breach, default or failure of condition under this Note or the obligations evidenced thereby. A waiver of any term of this Note or of any of the obligations evidenced thereby must be made in writing and signed by a duly authorized officer of the Company and shall be limited to the express terms of such waiver. The Borrower hereby expressly waives presentment and demand for payment when any payments are due under this Note.

9.  Conflicting Agreements.    In the event of any inconsistencies between the terms of this Note and the terms of any other document related to the loan evidenced by this Note, the terms of this Note shall prevail.

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10.  Governing Law.    This Note shall be construed in accordance with the laws of the State of California (without regard to their choice-of-law provisions).

Kevin Costello	/s/ KEVIN COSTELLO
Name of Borrower	Signature of Borrower

Address:

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Mr. Kevin Costello

April 10, 2002

Exhibit B

[*]

*	Represents confidential information for which Ariba, Inc. is seeking confidential treatment with the Securities and Exchange Commission.